UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2003

GREAT AMERICAN FINANCIAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

1-11632 (Commission File Number)	06-1356481 IRS Employer Identification No.)

250 East Fifth Street
Cincinnati, Ohio 45202
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  (513) 333-5300

TABLE OF CONTENTS

Item 7.  Financial Statements and Exhibits.

Item 9.  Regulation FD Disclosure (Information Furnished in this Item is Being Furnished under Items 9 and 12).

SIGNATURE

INDEX TO EXHIBITS

EXHIBIT 99.1

Item 7.  Financial Statements and Exhibits.
    Financial statements of business acquired.  Not applicable.
    Pro forma financial information. Not applicable.
    Exhibits.

Exhibit No.	Description

99.1

Press release, dated as of July 31, 2003, reporting Great American Financial Resources, Inc. results for the period ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 9 and Item 12).

Item 9.  Regulation FD Disclosure (Information Furnished in this Item is Being Furnished Under Item 12).

In accordance with SEC Release Nos. 33-8176 and 33-8216, the information contained in this Item 9 and in the accompanying exhibit is being furnished under Item 12.

On July 31, 2003, Great American Financial Resources, Inc. ("GAFRI") reported its results for the period ending June 30, 2003. A copy of the press release issued by GAFRI on July 31, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or under the Securities Act of 1933.

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SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT AMERICAN FINANCIAL RESOURCES, INC.

Dated: July 31, 2003	By: /s/ Christopher P. Miliano
Christopher P. Milano
Chief Financial Officer

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INDEX TO EXHIBITS
99.1

Press release, dated as of July 31, 2003, reporting Great American Financial Resources, Inc. results for the period ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 9 and Item 12).

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